UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    July 26, 2010

E-DEBIT GLOBAL CORPORATION
(Exact name of registrant as specified in its charter)

Colorado
(State or other jurisdiction of incorporation or organization)

0-32051	98-0233968
(Commission File Number)	(IRS Employer Identification Number)

#12, 3620 – 29th Street NE
Calgary, Alberta Canada T1Y 5Z8
Address of principal executive offices)

(403) 290-0264
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

Between February 10, 2010 and June 14, 2010, the registrant sold 9,606,135 shares of its common stock to nineteen investors at $0.10 per share for total proceeds of $960,885.  There were no underwriters or sales agents involved in the sales.

The registrant relied upon the Rule 505 of Regulation D safe harbor exemption and the exemption from registration set forth in Section 4(2) of the Securities Act of 1933 for these sales.  The private placement was made with general solicitation or advertizing and the offerees were provided the disclosure information set forth in the rule.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

July 26, 2010	E-Debit Global Corp.

/s/ Douglas MacDonald
Douglas MacDonald, President